UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ON APRIL 3, 2014, CELL THERAPEUTICS, INC. (THE “COMPANY”) PUBLISHED IN ITALY A DEFINITIVE NOTICE OF CALL (THE “DEFINITIVE NOTICE OF CALL”) OF THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2014. THE FOLLOWING IS A VERSION OF THE FORM OF THE DEFINITIVE NOTICE OF CALL TRANSLATED INTO ENGLISH.

ENGLISH TRANSLATION OF DEFINITIVE NOTICE OF CALL

CELL THERAPEUTICS, INC.

Registered office: 3101 Western Avenue, Suite 600

Seattle, Washington 98121, United States of America

Notice of call of Annual Meeting of Shareholders

expected to be held on May 22, 2014

To our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), is expected to be held on May 22, 2014, at 10:00 a.m. (New York time) at the W New York, 541 Lexington Avenue, New York, NY 10022, to resolve upon the following proposals:

(1)	to approve an amendment to the articles of incorporation, as amended, to declassify the Company’s Board of Directors (the “Board”) and provide for an annual election of directors;

(2)	to elect directors to the Board[1];

(3)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 11,000,000 shares;

(4)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2014;

(5)	to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers[2];

(6)	to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 5; and

(7)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

Our shareholders (the “Shareholders”) are cordially invited to attend the Annual Meeting. Shareholders of record at the close of business on March 17, 2014, the record date established by the Board (the “Record Date”), will be entitled to vote at the Annual Meeting. The Shareholders will have the right to exercise their voting rights at the Annual Meeting even if the date of the Annual Meeting is adjourned or postponed. A complete list of the Shareholders that will be receiving the call notice of the

[1]	If Proposal 1 is approved, to elect the following three directors to the Board of Directors to serve one-year terms, or if Proposal 1 is not approved, to elect the following three Class II directors to serve three-year terms:

01) James A. Bianco, M.D.

02) Karen Ignagni

03) Frederick W. Telling, Ph.D.

[2]	As they are defined and identified according to Item 402 of Regulation S-K under U.S. federal securities regulations.

Annual Meeting and have the right to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Annual Meeting at the office of the Secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, beginning ten days prior to the Annual Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from the intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Annual Meeting (the “Certification”), which is to be presented to the Company to attend the Annual Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail by submitting the proxy card, which is included in the Company’s proxy statement and available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov and the Company’s website at www.celltherapeutics.com. Shareholders must duly fill in and execute the proxy card and deliver it to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name printed on the Certification.

The definitive proxy statement of the Company is available on the SEC’s website at www.sec.gov and on the Company’s website at www.celltherapeutics.com, and in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary, CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be resolved upon at the Annual Meeting, which are described in greater detail in the proxy statement.

To obtain the quorum required at the Annual Meeting and to validly resolve upon any or all of the proposals to be presented to shareholders at the Annual Meeting and to facilitate voting regarding such matters, the Company has requested certain Italian banks—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in all or in part, held in the name of and in the customers’ account by such banks, to an account opened in the name of the same banks at a U.S. broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this transfer permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Annual Meeting for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. Even if the Italian banks has agreed to perform the transfer describe above, the Italian Shareholders will have the right to provide instructions to the U.S. broker-dealer to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Annual Meeting, the transferred shares will be voted by the United States broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the NYSE.

Any Shareholder that is a resident of Italy may also vote via Internet or by telephone if his or her shares are held directly by a U.S. broker-dealer’s account in the Shareholder’s name before or on the Record Date. Once the shares are held by a U.S. broker-dealer, the Shareholder may receive the Annual Meeting documentation at his or her address, together with a security code to be used for voting (i) on the website: www.proxyvote.com or (ii) by calling the telephone number provided on the proxy card included in the proxy statement.

The Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Annual Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of the Board of Directors

Louis A. Bianco
Executive Vice President, Finance & Administration

April 3, 2014

The Company filed a proxy statement and other documents regarding the Annual Meeting described in this Notice of Call of Annual Meeting of Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials, because they contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s definitive proxy statement and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan.